COMMON STOCK                                                        COMMON STOCK

                                      STARMET
                             Metallurgical Excellence

                                 STARMET CORPORATION
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFICATE IS TRANSFERABLE IN                    CUSIP 855547 10 5
  BOSTON, MA OR NEW YORK, NY                 SEE REVERSE FOR CERTAIN DEFINITIONS


       This Certified that


                             JEFFRIES BANKNOTE CO.
                                  LOS ANGELES
                                    SPECIMEN


       is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.10, OF STARMET CORPORATION transferable only on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts; and to the Articles of Organization of the Corporation filed in the office of the Secretary of said Commonwealth, and to the By-laws of the Corporation as amended.

  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  IN WITNESS WHEREOF, the said Corporation has caused the facsimile signatures of the duly authorized officers and a facsimile of the corporate seal to be printed hereon.

  Dated:

             George J. Matthews          [SEAL]           Robert E. Quinn
                 TREASURER                                   PRESIDENT






                                COUNTERSIGNED AND REGISTERED:___________________
                                        STATE STREET BANK AND TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

                                BY
                                  ----------------------------------------------
                                                            AUTHORIZED SIGNATURE


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laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with rights
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- _______________Custodian________________
                       (Cust)                   (Minor)
                      Under Uniform Gifts to Minors

                        Act__________________________________
                                       (State)

     Additional abbreviations may also be used though not in the above list.

  For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------
/                                      /
/                                      /
----------------------------------------


________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated____________________________________


                                 _______________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE, IN
                                         EVERY PARTICULAR, WITHOUT ALTERATION
                                         OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT
TO S.E.C. RULE 17Ad-15.